Filed pursuant to Rule 497

File No. 333-166012

FIFTH STREET FINANCE CORP.

Supplement dated April 5, 2012

to

Prospectus dated February 10, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Fifth Street Finance Corp. (“Fifth Street”) dated February 10, 2012, as previously supplemented.

You should carefully consider the “Risk Factors” beginning on page 14 of the Prospectus before you decide to invest.

On April 4, 2012, Fifth Street held its 2012 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders (i) elected Bernard D. Berman and Leonard M. Tannenbaum as directors of Fifth Street, each of whom will serve until the 2015 annual meeting of stockholders, or until their successors are duly elected and qualified; (ii) ratified the selection of PricewaterhouseCoopers LLP to serve as Fifth Street’s independent registered public accounting firm for the fiscal year ending September 30, 2012; and (iii) did not approve a proposal to amend the investment advisory agreement between Fifth Street and its investment adviser, Fifth Street Management LLC (the “investment adviser”), in order to change the structure of the income incentive fee payable to the investment adviser in a manner that would reduce the “hurdle rate” required for the investment adviser to earn, and be paid, the income incentive fee.